UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2008

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    On May 20, 2008, the Compensation, Nominating and Governance Committee of the Board of Directors of Royal Gold, Inc. approved an increase in the base salary for the Company’s Named Executive Officers (as defined in Regulation S-K Item 402(a)(3)), with the following base salaries for fiscal year ending June 30, 2009, effective July 1, 2008:

Name and Title	Base Salary

Stanley Dempsey	$194,000
Executive Chairman

Tony Jensen	$375,500
President and Chief Executive Officer

Stefan Wenger	$182,000
Chief Financial Officer and Treasurer

Karen P. Gross	$182,000
Vice President & Corporate Secretary

William Heissenbuttel	$182,000
Vice President of Corporate Development

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. By: /s/ Karen Gross Name: Karen Gross Title: Vice President & Corporate Secretary

Dated: May 23, 2008